SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 22, 2008

ENVIRONMENTAL POWER CORPORATION

(Exact name of Company as specified in its charter)

Delaware	001-32393	75-3117389
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

120 White Plains Road, 6th Floor, Tarrytown, New York 10591

(Address of principal executive offices, including zip code)

(914) 631-1435

(Company’s telephone number, including area code)

NONE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.	ENTRY INTO MATERIAL DEFINITIVE AGREEMENT

NEBRASKA TAX-EXEMPT BOND FINANCING

Background

On July 24, 2008, Microgy Grand Island, LLC (the “Company”), a Nebraska limited liability company and a wholly owned subsidiary of Environmental Power Corporation (“Environmental Power” or “EPC”), closed the sale of tax-exempt bonds (the “Bonds”) through the City of Grand Island, Nebraska (the “Issuer”) resulting in gross proceeds of $7 million (the “Bond Financing”), to be used to finance part of the construction costs for its proposed biogas facility (the “Facility”) to be located at the flagship Grand Island, Nebraska beef processing facility of JBS Swift & Co. (“Swift”).

The Company is a Nebraska limited liability company formed for the purpose of owning and operating the Facility. The Facility will be developed, constructed and operated by Microgy, Inc., a Colorado corporation, and certain subsidiaries of Microgy, Inc. (collectively, “Microgy”), and based on Microgy’s anaerobic digester technology. The Issuer will make the proceeds of the Bonds available to the Company for the acquisition, construction and improvement of the Facility.

A brief description of the material terms of the Bond Financing is set forth below.

Terms of the Bond Financing

The Bonds were issued by the Issuer pursuant to the terms of a Trust Indenture, dated as of June 1, 2008, between the Issuer and Wells Fargo Bank, National Association, as Trustee (the “Trust Indenture”). The gross proceeds of $7.0 million from the issuance of the Bonds were then made available to the Company pursuant to the terms of a Lease Agreement, dated as of June 1, 2008, between the Company and the Issuer (the “Lease Agreement”) and the Trust Indenture. Pursuant to the terms of the Lease Agreement, the Company has transferred ownership of the Facility to the Issuer, and the Issuer has leased the Facility back to the Company in exchange for the proceeds of the Bonds. The Bonds are payable only from the payments of rent made by the Company pursuant to the terms of the Lease Agreement, and are not general obligations of the Issuer, the State of Nebraska or any political subdivision thereof. The rent payment and other terms under the Lease Agreement mirror the terms of the Bonds as set forth in the Trust Indenture, with the Lease Agreement functioning as a financing vehicle between the Company and the Issuer with respect to the Bond proceeds.

The Bonds bear interest at the rate of 7% per annum and mature on June 1, 2023. Interest accrues from the date of issuance and is payable semi-annually on each June 1 and December 1, beginning on December 1, 2008. The Company is required to pay interest only through 2010, with level debt service thereafter. Of the proceeds of the Bonds, $700,000 was deposited into a debt service reserve fund, to be used to pay interest and principal in the event the Company does not have sufficient funds to do so. The Company has the option to cause the redemption of the Bonds at par after 10 years. Furthermore, the Bonds are subject to optional redemption upon the occurrence of certain events with respect to the Facility and mandatory redemption at 105% of the principal amount redeemed following a determination of taxability of interest on the Bonds.

Pursuant to the terms of the Lease Agreement, the Company has agreed to certain limitations on its ability to incur additional indebtedness, to grant liens on its assets and to issue additional equity. The Company may issue and ratably secure additional indebtedness provided certain financial tests have been met. Furthermore, the Company has agreed that 50% of its consolidated cash flow, as defined, will be contributed to a maintenance reserve fund, until such account reaches $350,000.

The obligations of the Issuer to make payment on the Bonds to the Trustee have been unconditionally guaranteed by the Company pursuant to the terms of a Guaranty Agreement, dated as of June 1, 2008, between the Company and Wells Fargo Bank, National Association, as Trustee (the “Guaranty Agreement”). In addition, the Company has pledged to the Trustee all revenues which it receives from Swift under the Biogas Purchase and Sale Agreement, dated as of September 1, 2006, as amended to date (the Biogas Agreement”), and assigned its rights and obligations under the Biogas Agreement to the Trustee, pursuant to the terms of a Pledge Agreement dated as of June 1, 2008, among the Company, the Trustee and Swift (the “Pledge Agreement”) in support of its obligations under the Lease Agreement and the Trust Indenture.

In connection with the foregoing transactions, Environmental Power and the Company have entered into a Support Agreement, dated as of June 1, 2008, with Wells Fargo Bank, National Association, as Trustee (the “Support Agreement”), pursuant to which they have agreed to fund (i) all costs of construction of the Facility, to the extent funds are not available therefor from the construction fund established with the proceeds of the sale of the Bonds, (ii) all costs of operation of the Facility until the Facility achieves commercial operations and (iii) in the case of Environmental Power, the repayment of a portion of the Bonds under certain limited circumstances, up to a maximum of $1.3 million. Pursuant to its obligations under the Support Agreement, the Company is expected to fund approximately 26% of the costs of construction of the Facility, and any loans from EPC to the Company in respect of these obligations are subordinated to the Company’s obligations under the Lease Agreement and the Guaranty Agreement.

In addition, in connection with the foregoing transactions, the Company has entered into a Tax Regulatory Agreement, dated as of June 1, 2008, with the Issuer (the “Tax Regulatory Agreement”), pursuant to which the Company has agreed to take certain actions, and to refrain from taking certain other actions, in order to ensure that interest on the Bonds is and will remain excludable from gross income by the holders thereof under applicable provisions of the Internal Revenue Code of 1986, as amended, and the regulations thereunder.

The foregoing description of the principal agreements relating to the Bonds is qualified in its entirety by reference to (i) the Lease Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein, (ii) the Trust Indenture, a copy of which is attached as Exhibit 10.2 to this Current Report on Form 8-K and incorporated by reference herein, (iii) the Guaranty Agreement, a copy of which is attached as Exhibit 10.3 to this Current Report on Form 8-K and incorporated by reference herein, (iv) the Pledge Agreement, a copy of which is attached as Exhibit 10.4 to this Current Report on Form 8-K and incorporated by reference herein, (v) the Support Agreement, a copy of which is attached as Exhibit 10.5 to this Current Report on Form 8-K and incorporated by reference herein, and (vi) the Tax Regulatory Agreement, a copy of which is attached as Exhibit 10.6 to this Current Report on Form 8-K and incorporated by reference herein.

In connection with the foregoing transactions, the Company paid a fee of $140,000 to B.C. Ziegler and Company d/b/a Ziegler Capital Markets Group (the “Underwriter”), and reimbursed the Underwriter for out-of-pocket expenses of $3,250 pursuant to the terms of a Bond Purchase Agreement, dated as of July 22, 2008, among the Company, the Issuer and the Underwriter, a copy of which is attached as Exhibit 1.1 to this Current Report on Form 8-K and incorporated by reference herein, and also agreed to reimburse the Underwriter for certain fees and expenses incurred by the Underwriter in connection with the foregoing transactions. Pursuant to the terms of the Bond Purchase Agreement, Environmental Power entered into an Indemnity Letter, dated July 22, 2008 (the “Indemnity Letter”), pursuant to which it agreed to indemnify the Underwriter in connection with any material error or omission in the information supplied by it and its subsidiaries to the Underwriter for publication in the limited offering memorandum issued in connection with the Bond Financing and certain matters related to the qualification of the Bonds under applicable securities laws. The foregoing description of the Indemnity Letter is qualified in its entirety by reference to the Indemnity Letter, a copy of which is attached as Exhibit 10.7 to this Current Report on Form 8-K and incorporated by reference herein.

ITEM 2.03.	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

Please see the description of the Bond Financing set forth under Item 1.01 above, which description is incorporated herein by reference.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits – Please see the Exhibit Index appearing after the signature page and before the exhibits to this Current Report on Form                         8-K, which Exhibit Index is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENVIRONMENTAL POWER CORPORATION

By:	/S/ MICHAEL E. THOMAS
Michael E. Thomas
Senior Vice President, Chief Financial Officer and Treasurer

Dated: July 25, 2008

Exhibit Index

1.1	Bond Purchase Agreement, dated as of July 21, 2008, among Microgy Grand Island, LLC, the City of Grand Island, Nebraska, and B.C. Ziegler and Company, d/b/a Ziegler Capital Markets Group, as Underwriter.

10.1	Lease Agreement, dated as of June 1, 2008, between Microgy Grand Island, LLC and the City of Grand Island, Nebraska.

10.2	Trust Indenture, dated as of June 1, 2008, between the City of Grand Island, Nebraska and Wells Fargo Bank, National Association, as Trustee.

10.3	Guaranty Agreement, dated as of June 1, 2008, between Microgy Grand Island, LLC and Wells Fargo Bank, National Association, as Trustee

10.4	Pledge Agreement, dated as of June 1, 2008, among Microgy Grand Island, LLC, Wells Fargo Bank, National Association, as Trustee and Swift & Company.

10.5	Support Agreement, dated as of June 1, 2008, among Environmental Power Corporation and Microgy Grand Island, LLC, on the one hand, and Wells Fargo Bank, National Association, as Trustee, on the other hand.

10.6	Tax Regulatory Agreement, dated as of June 1, 2008, between Microgy Grand Island, LLC and the City of Grand Island, Nebraska.

10.7	Indemnity Letter, dated as of July 22, 2008, by Environmental Power Corporation in favor of B.C. Ziegler and Company d/b/a Ziegler Capital Markets Group, as Underwriter.

Certain schedules and exhibits to the foregoing documents have been omitted and will be furnished to the Commission upon request.

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